SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                               November 14, 2000
                       (Date of Earliest Event Reported)


                        MORGAN STANLEY AIRCRAFT FINANCE
           (Exact Name of Registrant as Specified in Trust Agreement)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         333-56575                                    13-3375162
         (Commission File                             (IRS Employer
         Number)                                      Identification No.)


                        Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                              Rodney Square North
                        Wilmington, Delaware 19890-1000
                   Attention: Corporate Trust Administration
                                 (302) 651-1000

             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)

Item 5.  Other Events

          Attached hereto as Exhibit A is a copy of a Monthly Report to Noteholders dated November 14, 2000 sent to each holder of Notes due March 15, 2023 of Morgan Stanley Aircraft Finance.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            MORGAN STANLEY AIRCRAFT FINANCE


Date:    November 14, 2000                  By: /s/ Alexander Frank
                                               ---------------------------------
                                               Signatory Trustee

                                 EXHIBIT INDEX


Exhibit A     -     Report to Noteholders